UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Hong T. Le

The Growth Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Growth Fund of America® Annual report for the year ended August 31, 2023

We believe in
discovering long-term
growth opportunities
around the world on
behalf of our investors

The Growth Fund of America seeks to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	22.97%	8.50%	11.60%
Class A shares (reflecting 5.75% maximum sales charge)	15.64	6.99	10.70

For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.40% for Class F-2 shares and 0.63% for Class A shares as of the prospectus dated November 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Refer to capitalgroup.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

16	Financial statements

41	Board of trustees and other officers

Fellow investors

In a favorable environment for equity markets, The Growth Fund of America’s Class F-2 shares produced a total return of 17.87% for the fiscal year ended August 31, 2023. This return includes dividend payments totaling about 29 cents a share during the period, as well as a one-time capital gains distribution of $1.84 a share. By way of comparison, the unmanaged S&P 500 Index, a broad-based representation of the U.S. equity market and the fund’s primary benchmark, returned 15.94% for the 12-month period. Given the extraordinarily high concentration of market returns in a small number of mega-cap growth stocks, the fund’s managers are pleased with the results in both absolute and relative terms.

We are committed to building a diversified portfolio one company at a time through careful stock selection. We are confident that this approach can generate superior results over the long term and we urge investors to share this long-term view of investing.

As you can see in the chart below, over its lifetime The Growth Fund of America has outpaced the S&P 500 index and has kept pace over the past 10 years in a strong environment.

Investment results analysis

As we have noted in these pages before, The Growth Fund of America’s managers focus largely on growth-oriented companies, but they also have the flexibility to invest in cyclical companies, turnarounds and other businesses with the potential to generate long-term capital appreciation. The fund’s flexibility also allows for a modest allocation to companies domiciled in non-U.S. markets.

Results at a glance

For periods ended August 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Growth Fund of America (Class F-2 shares)[2]	17.87%	9.68%	12.70%	13.59%
The Growth Fund of America (Class A shares)	17.60	9.44	12.46	13.34
S&P 500 Index[3]	15.94	11.12	12.81	11.16

Past results are not predictive of results in future periods.

[1]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

The Growth Fund of America	1

This flexibility is designed to enhance returns for shareholders.

Among the fund’s strongest contributors during the fiscal year were investments in the industrials sector. This included select holdings in aerospace companies, as orders for new aircraft rose through the period. Shares of General Electric, a leading aircraft engine producer, soared 55.86%, with its aerospace division benefitting from ongoing recovery in commercial air travel. Aircraft makers Boeing and Airbus and components supplier TransDigm also recorded double-digit gains. The fund’s investment in consumer company Royal Caribbean Cruises also soared 142.20% on rising demand for travel.

Holdings in the communications services sector also were supportive of the fund’s positive results. Interactive media and entertainment holdings continued their sharp rebound from a challenging period in 2022, with Meta Platforms, the fund’s third-largest investment, among the largest contributors. Efforts to improve efficiency, coupled with the recovery in advertising during the period, drove Meta shares higher by 81.61%. Shares of Netflix, also a top-10 holding in the fund, soared 93.99% with the rising use of its new ad-supported tier and a pickup in subscriber growth following its crackdown on password sharing.

While many of the fund’s holdings in the information technology sector recorded gains, investments in the sector overall held back gains relative to the index because they represented a smaller proportion of fund assets than of the index. For example, our shares of NVIDIA and Apple outpaced the broad market but were among the fund’s largest detractors in relative terms because of the size of the investments. While these and other mega-cap holdings can be strong convictions of the fund’s managers, we reiterate the fund’s commitment to broad diversification. We believe diversification can help mitigate risk through business cycles and are confident the fund’s managers can find other investments with the potential to generate superior returns over time. What’s more, some of the fund’s tech investments were solid positive contributors. Top-10 investment Broadcom soared 84.91% on robust demand for AI-related semiconductors. Similarly, Microsoft, the fund’s largest holding, also gained by 25.35%, boosted by strong earnings and its multibillion-dollar investment in OpenAI, the maker of chatbot ChatGPT.

Select investments in the consumer discretionary sector also detracted from the fund’s overall results. Tesla shares declined 6.36% on deliveries that missed expectations and growing macro concerns. Negative sentiment surrounding CEO Elon Musk’s acquisition of Twitter and his related sales of Tesla stock also weighed on the shares. Online retailer and cloud-computing giant Amazon was modestly positive but trailed the broader market.

Elsewhere among the fund’s top-10 holdings, Alphabet, parent of search engine giant Google, rose 25.83%, which was strong in the absolute, but subtracted from the fund’s relative results due to a

Past results are not predictive of results in future periods.

2	The Growth Fund of America

slightly smaller concentration than the broader market. Health care services provider UnitedHealth Group declined 8.23%, but payments provider Mastercard, Inc. recorded a double-digit gain.

The road ahead

The economic environment presents a mixed picture, sending some signals that warrant caution and others that are more hopeful. The banking crisis that surfaced earlier in the year has receded from news headlines but will likely result in tighter credit and higher borrowing costs for both companies and individuals. Fed chairman Jerome Powell in August warned that inflation remained too high and reiterated the central bank’s willingness to hike interest rates further to bring core U.S. inflation below its 2% target. Powell also acknowledged potential downside risks if policy was tightened too much. In August, there were indications that the pace of economic growth was slowing.

Yet, other signals suggest continued strength. Labor markets, while softening recently, have been resilient and consumer spending remains healthy as inflation has continued to modestly soften. We have seen some industries and sectors appear to experience recession, but these pockets of weakness have been counterbalanced by strength in other sectors.

All that said, we do not believe predicting the direction of the economy is where we can most add value for investors. Where we can add value is through deep fundamental analysis of individual companies, determining whether current share prices accurately value companies and investing in those companies we believe are mispriced in the market.

We remain confident that, with our patient approach, deep research effort, and focus on companies with strong growth potential, we can generate solid returns for our investors across market cycles.

We thank you for your commitment to The Growth Fund of America and look forward to reporting to you again in six months.

Cordially,

Christopher D. Buchbinder
Co-President

Donald D. O’Neal

Co-President

Anne-Marie Peterson
Co-President

October 10, 2023

For current information about the fund, visit capitalgroup.com.

Past results are not predictive of results in future periods.

The Growth Fund of America	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

	1 year	5 years	10 years
Class F-2 shares	17.87%	9.68%	12.70%
Class A shares*	10.84	8.15	11.80

**Assumes payment of the maximum 5.75% sales charge.*

$6,000,000
3,000,000
1,000,000
600,000
300,000
100,000
60,000
30,000
10,000
7,000
Year ended August 31
1974[4]
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[4]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.
[5]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.

4	The Growth Fund of America

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in Class F-2 and Class A shares of The Growth Fund of America grew from December 1, 1973, to August 31, 2023. As shown below, the investment grew to $5,659,267 or $4,783,349, respectively, with all distributions reinvested.

The Growth Fund of America	5

Investment portfolio August 31, 2023

Sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	5.55%
Alphabet	3.97
Meta Platforms	3.95
Amazon	3.13
Broadcom	3.04
Tesla	2.48
UnitedHealth Group	1.82
Mastercard	1.73
NVIDIA	1.73
Netflix	1.72

Common stocks 94.40%	Shares	Value (000)
Information technology 22.55%
Microsoft Corp.	39,854,073	$13,062,571
Broadcom, Inc.	7,741,506	7,144,558
NVIDIA Corp.	8,227,275	4,060,572
ASML Holding NV	3,189,501	2,102,444
ASML Holding NV (ADR)	1,877,589	1,240,204
Salesforce, Inc.[1]	9,903,782	2,193,292
Taiwan Semiconductor Manufacturing Company, Ltd.	81,325,000	1,401,957
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	3,519,477	329,317
ServiceNow, Inc.[1]	2,895,879	1,705,180
Apple, Inc.	8,434,090	1,584,512
Micron Technology, Inc.	20,778,713	1,453,263
Applied Materials, Inc.	8,591,714	1,312,470
Synopsys, Inc.[1]	2,706,616	1,242,039
Cloudflare, Inc., Class A1	18,247,635	1,186,644
Shopify, Inc., Class A, subordinate voting shares[1]	17,751,679	1,180,309
Motorola Solutions, Inc.	3,707,625	1,051,371
Marvell Technology, Inc.	13,879,549	808,484
Arista Networks, Inc.[1]	4,079,358	796,413
Adobe, Inc.[1]	1,257,640	703,448
MongoDB, Inc., Class A1	1,785,334	680,748
Intel Corp.	18,460,458	648,700
Palo Alto Networks, Inc.[1]	2,164,612	526,650
Snowflake, Inc., Class A1	3,119,188	489,245
Texas Instruments, Inc.	2,770,878	465,674
EPAM Systems, Inc.[1]	1,676,771	434,267
Wolfspeed, Inc.[1,2]	8,838,367	422,651
Constellation Software, Inc.	180,549	370,860
Intuit, Inc.	654,000	354,344
Atlassian Corp., Class A1	1,468,167	299,594
MicroStrategy, Inc., Class A1,3	803,352	287,222
DocuSign, Inc.[1]	5,658,481	284,622
Monolithic Power Systems, Inc.	427,648	222,894
CDW Corp.	961,893	203,104
SAP SE	1,444,249	201,741
NICE, Ltd. (ADR)[1]	1,010,491	196,844
MKS Instruments, Inc.	1,929,377	193,381
RingCentral, Inc., Class A1	5,562,485	172,048
Zscaler, Inc.[1]	1,095,868	171,010
Smartsheet, Inc., Class A1	3,789,626	158,141
QUALCOMM, Inc.	1,253,676	143,583
Trimble, Inc.[1]	2,308,458	126,480
ASM International NV	258,443	124,764
HubSpot, Inc.[1]	219,682	120,061
Datadog, Inc., Class A1	1,234,873	119,141
BILL Holdings, Inc.[1]	895,403	103,240
Autodesk, Inc.[1]	456,030	101,211
Ciena Corp.[1]	2,023,092	101,114
Aurora Innovation, Inc., Class A1	27,485,700	87,130

6	The Growth Fund of America

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Accenture PLC, Class A	255,564	$82,744
Kulicke and Soffa Industries, Inc.	1,524,058	78,840
Fair Isaac Corp.[1]	73,944	66,889
First Solar, Inc.[1]	349,037	66,010
Globant SA1	297,823	60,896
GoDaddy, Inc., Class A1	787,182	57,079
Dynatrace, Inc.[1]	974,539	46,973
Freshworks, Inc., Class A1	2,125,887	46,493
Zebra Technologies Corp., Class A1	157,953	43,439
Keyence Corp.	101,700	42,303
Stripe, Inc., Class B1,4,5	1,153,942	24,487
GitLab, Inc., Class A1	494,342	23,417
Qorvo, Inc.[1]	162,500	17,451
Disco Corp.	78,100	15,430
Alteryx, Inc., Class A1	387,536	11,440
Seagate Technology Holdings PLC	154,590	10,943
		53,064,346

Consumer discretionary 17.81%
Amazon.com, Inc.[1]	53,421,915	7,372,758
Tesla, Inc.[1]	22,624,284	5,838,875
Airbnb, Inc., Class A1	21,416,582	2,817,351
Royal Caribbean Cruises, Ltd.[1,2]	20,458,933	2,024,207
Home Depot, Inc.	5,146,320	1,699,829
Chipotle Mexican Grill, Inc.[1]	847,917	1,633,631
DoorDash, Inc., Class A1	18,128,424	1,525,144
D.R. Horton, Inc.	11,698,938	1,392,408
MercadoLibre, Inc.[1]	926,161	1,271,026
LVMH Moët Hennessy-Louis Vuitton SE	1,477,274	1,252,992
Caesars Entertainment, Inc.[1,2]	19,894,884	1,099,391
Flutter Entertainment PLC[1]	5,748,988	1,046,674
Flutter Entertainment PLC (CDI)[1]	272,691	49,779
Booking Holdings, Inc.[1]	307,283	954,123
NVR, Inc.[1]	124,328	792,881
Tractor Supply Co.	3,337,408	729,224
Hilton Worldwide Holdings, Inc.	4,612,546	685,655
Hermès International	280,473	578,092
Floor & Decor Holdings, Inc., Class A1,2	5,337,728	532,171
NIKE, Inc., Class B	4,735,341	481,632
Wayfair, Inc., Class A1	6,962,212	481,158
Evolution AB	4,438,015	480,831
General Motors Company	13,775,354	461,612
adidas AG	2,191,148	438,177
Moncler SpA	6,418,578	435,973
Polaris, Inc.[2]	3,857,278	432,362
Coupang, Inc., Class A1	21,545,548	408,935
Mattel, Inc.[1]	16,286,426	360,907
Burlington Stores, Inc.[1]	2,219,956	360,210
Darden Restaurants, Inc.	2,289,331	356,014
Churchill Downs, Inc.	2,398,736	300,514
Norwegian Cruise Line Holdings, Ltd.[1]	17,848,875	295,756
Lennar Corp., Class A	2,159,619	257,189
MGM Resorts International[1]	5,506,000	242,154
Etsy, Inc.[1]	3,290,222	242,062
Aptiv PLC[1]	2,323,075	235,676
Starbucks Corp.	2,296,806	223,801
lululemon athletica, Inc.[1]	534,672	203,849
Vail Resorts, Inc.	872,156	197,386
Amadeus IT Group SA, Class A, non-registered shares	2,617,612	179,671
Las Vegas Sands Corp.	3,000,000	164,580
Adient PLC[1]	4,133,000	161,890
Galaxy Entertainment Group, Ltd.	23,285,000	154,098
CarMax, Inc.[1]	1,599,927	130,682
Aramark	3,373,345	125,421
Peloton Interactive, Inc., Class A1	18,318,027	116,869
Cie. Financière Richemont SA, Class A	753,765	107,175
Toll Brothers, Inc.	1,303,547	106,800
Skyline Champion Corp.[1]	1,472,204	104,924

The Growth Fund of America	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
YETI Holdings, Inc.[1]	1,985,128	$99,157
TopBuild Corp.[1]	221,563	64,271
YUM! Brands, Inc.	478,244	61,875
Service Corp. International	849,000	53,580
Kering SA	97,272	52,127
Rivian Automotive, Inc., Class A1,3	1,804,477	41,016
		41,916,545

Health care 12.73%
UnitedHealth Group, Inc.	8,975,704	4,277,641
Eli Lilly and Company	6,916,759	3,833,268
Regeneron Pharmaceuticals, Inc.[1]	3,260,957	2,695,148
Vertex Pharmaceuticals, Inc.[1]	6,088,594	2,120,901
Thermo Fisher Scientific, Inc.	3,500,578	1,950,172
Alnylam Pharmaceuticals, Inc.[1,2]	7,886,596	1,560,126
Abbott Laboratories	12,740,705	1,311,019
Zoetis, Inc., Class A	6,137,562	1,169,267
Danaher Corp.	3,222,928	854,076
GE HealthCare Technologies, Inc.	11,602,671	817,408
Stryker Corp.	2,742,975	777,771
Novo Nordisk AS, Class B	3,835,319	710,916
Intuitive Surgical, Inc.[1]	2,166,266	677,348
Edwards Lifesciences Corp.[1]	8,335,679	637,429
Seagen, Inc.[1]	2,855,932	588,522
Karuna Therapeutics, Inc.[1,2]	2,433,857	456,981
DexCom, Inc.[1]	4,365,696	440,848
Insulet Corp.[1]	2,142,679	410,773
Align Technology, Inc.[1]	1,067,000	394,939
Molina Healthcare, Inc.[1]	1,220,958	378,643
Mettler-Toledo International, Inc.[1]	273,274	331,613
Moderna, Inc.[1]	2,545,634	287,835
Centene Corp.[1]	4,342,132	267,692
Veeva Systems, Inc., Class A1	1,147,066	239,393
Zimmer Biomet Holdings, Inc.	1,869,435	222,687
Humana, Inc.	481,203	222,138
AstraZeneca PLC	1,552,888	209,743
AbbVie, Inc.	1,405,060	206,488
Catalent, Inc.[1]	3,894,957	194,631
HCA Healthcare, Inc.	640,400	177,583
NovoCure, Ltd.[1,2]	7,265,170	160,270
Penumbra, Inc.[1]	587,978	155,520
Pfizer, Inc.	3,545,000	125,422
Exact Sciences Corp.[1]	1,453,000	121,573
Verily Life Sciences, LLC[1,4,5]	673,374	101,444
Sarepta Therapeutics, Inc.[1]	832,668	100,761
agilon health, Inc.[1]	5,489,530	97,274
Ascendis Pharma AS (ADR)[1]	933,393	91,491
Revvity, Inc.	751,516	87,950
BeiGene, Ltd. (ADR)[1]	306,017	63,514
Elevance Health, Inc.	127,304	56,270
BioMarin Pharmaceutical, Inc.[1]	574,200	52,470
R1 RCM, Inc.[1]	3,033,129	52,291
McKesson Corp.	117,000	48,241
CRISPR Therapeutics AG1,3	800,865	40,051
Bachem Holding AG	407,658	38,142
Masimo Corp.[1]	296,000	33,827
Galapagos NV1	729,041	27,669
Guardant Health, Inc.[1]	621,081	24,272
Daiichi Sankyo Company, Ltd.	690,000	20,388
Ultragenyx Pharmaceutical, Inc.[1]	505,857	18,610
Biohaven, Ltd.[1]	272,481	4,984
		29,945,433

Industrials 11.33%
General Electric Co.	28,588,550	3,272,245
Carrier Global Corp.[2]	50,642,370	2,909,404
TransDigm Group, Inc.[1,2]	2,810,072	2,539,884
Uber Technologies, Inc.[1]	38,127,214	1,800,748

8	The Growth Fund of America

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Caterpillar, Inc.	6,249,532	$1,756,931
Old Dominion Freight Line, Inc.	3,975,043	1,698,814
Boeing Company[1]	6,446,799	1,444,276
Airbus SE, non-registered shares	6,827,375	1,002,254
United Rentals, Inc.	1,756,583	837,082
United Airlines Holdings, Inc.[1]	16,330,189	813,407
Delta Air Lines, Inc.	15,726,934	674,371
Safran SA	3,436,947	552,692
HEICO Corp.	2,853,501	481,414
HEICO Corp., Class A	304,677	41,263
Jacobs Solutions, Inc.	3,695,620	498,244
Saia, Inc.[1]	1,154,451	492,027
Chart Industries, Inc.[1,2]	2,643,904	477,436
Rockwell Automation	1,468,364	458,247
Axon Enterprise, Inc.[1]	2,089,713	444,921
Waste Connections, Inc.	2,836,006	388,504
Otis Worldwide Corp.	4,434,360	379,360
Ryanair Holdings PLC (ADR)[1]	3,501,207	347,495
Ryanair Holdings PLC[1]	315,525	5,544
Canadian Pacific Kansas City, Ltd.	4,327,918	343,550
Robert Half, Inc.	4,563,138	337,490
Ceridian HCM Holding, Inc.[1]	4,121,079	298,861
Rentokil Initial PLC	31,370,000	239,152
Equifax, Inc.	1,055,265	218,123
ABB, Ltd.	4,700,796	179,283
Fortive Corp.	2,186,000	172,366
Southwest Airlines Co.	5,158,000	162,993
CSX Corp.	5,290,185	159,764
AMETEK, Inc.	930,696	148,455
Ingersoll-Rand, Inc.	2,054,479	143,012
Copart, Inc.[1]	2,903,927	130,183
Ashtead Group PLC	1,840,672	128,807
XPO, Inc.[1]	1,669,873	124,623
Simpson Manufacturing Co., Inc.	686,564	109,686
RTX Corp.	1,116,520	96,065
Armstrong World Industries, Inc.	1,238,501	94,857
Advanced Drainage Systems, Inc.	596,366	76,430
Paylocity Holding Corp.[1]	347,992	69,772
Northrop Grumman Corp.	112,462	48,706
ManpowerGroup, Inc.	357,039	28,160
Genpact, Ltd.	406,700	15,182
TFI International, Inc.	96,415	13,147
Einride AB1,4,5	267,404	9,075
		26,664,305

Communication services 11.17%
Alphabet, Inc., Class C1	34,284,730	4,709,008
Alphabet, Inc., Class A1	33,986,115	4,627,889
Meta Platforms, Inc., Class A1	31,415,847	9,295,635
Netflix, Inc.[1]	9,350,966	4,055,327
Take-Two Interactive Software, Inc.[1]	5,444,743	774,242
Charter Communications, Inc., Class A1	1,623,838	711,436
Comcast Corp., Class A	10,077,120	471,206
T-Mobile US, Inc.[1]	2,711,456	369,436
Snap, Inc., Class A, nonvoting shares[1]	30,000,000	310,500
Pinterest, Inc., Class A1	7,904,258	217,288
Iridium Communications, Inc.	3,946,314	193,172
Verizon Communications, Inc.	5,272,000	184,415
Paramount Global, Class B3	10,612,000	160,135
Frontier Communications Parent, Inc.[1]	7,995,693	128,091
Epic Games, Inc.[1,4,5]	84,249	41,260
Tencent Holdings, Ltd.	811,800	33,642
ZoomInfo Technologies, Inc.[1]	322,362	5,809
		26,288,491

The Growth Fund of America	9

Common stocks (continued)	Shares	Value (000)
Financials 8.25%
Mastercard, Inc., Class A	9,861,692	$4,069,329
Visa, Inc., Class A	7,261,759	1,784,069
KKR & Co., Inc.	16,815,180	1,056,161
MSCI, Inc.	1,821,487	990,197
Progressive Corp.	4,888,863	652,517
Apollo Asset Management, Inc.	7,444,163	650,173
Blackstone, Inc.	5,967,153	634,726
Wells Fargo & Company	14,264,096	588,965
Marsh & McLennan Companies, Inc.	2,679,271	522,431
Morgan Stanley	5,876,146	500,354
BlackRock, Inc.	688,786	482,522
Corebridge Financial, Inc.	26,862,500	478,958
JPMorgan Chase & Co.	3,075,000	449,965
Affirm Holdings, Inc., Class A1	21,130,001	439,715
Berkshire Hathaway, Inc., Class B1	1,219,561	439,286
American International Group, Inc.	6,742,851	394,592
Goldman Sachs Group, Inc.	1,151,159	377,246
Toast, Inc., Class A1	16,082,563	356,550
Block, Inc., Class A1	5,626,583	324,373
UBS Group AG	12,120,162	322,436
Fiserv, Inc.[1]	2,286,359	277,541
Essent Group, Ltd.[2]	5,465,000	274,452
Discover Financial Services	3,015,132	271,573
Bank of America Corp.	9,302,747	266,710
Blue Owl Capital, Inc., Class A	22,019,854	263,137
Ryan Specialty Holdings, Inc., Class A1	4,965,000	242,044
Fidelity National Information Services, Inc.	3,929,543	219,504
Arch Capital Group, Ltd.[1]	2,389,441	183,652
Capital One Financial Corp.	1,787,700	183,043
AIA Group, Ltd.	19,340,488	175,591
Chubb, Ltd.	847,231	170,183
Nu Holdings, Ltd., Class A1	24,839,912	170,153
Ares Management Corp., Class A	1,610,284	166,568
HDFC Bank, Ltd.	4,458,000	84,622
HDFC Bank, Ltd. (ADR)	1,007,000	62,746
S&P Global, Inc.	366,300	143,172
LPL Financial Holdings, Inc.	540,515	124,637
CME Group, Inc., Class A	603,341	122,285
Nasdaq, Inc.	2,317,900	121,643
T. Rowe Price Group, Inc.	912,000	102,354
PNC Financial Services Group, Inc.	750,000	90,548
Tradeweb Markets, Inc., Class A	1,029,030	88,939
Trupanion, Inc.[1]	1,985,685	59,034
Rocket Companies, Inc., Class A1,3	3,595,941	38,405
		19,417,101

Energy 4.80%
Cenovus Energy, Inc. (CAD denominated)	83,156,669	1,657,964
Cenovus Energy, Inc.	16,163,686	322,142
EOG Resources, Inc.	11,621,529	1,494,761
Canadian Natural Resources, Ltd. (CAD denominated)[3]	19,493,065	1,261,163
Schlumberger NV	16,745,929	987,340
Halliburton Co.	24,409,877	942,709
ConocoPhillips	5,687,596	676,995
Hess Corp.	4,278,289	660,996
Baker Hughes Co., Class A	15,408,145	557,621
Tourmaline Oil Corp.	9,929,428	509,185
Pioneer Natural Resources Company	1,976,206	470,199
Chevron Corp.	2,568,178	413,733
Weatherford International[1,2]	4,553,214	403,051
Cheniere Energy, Inc.	1,807,000	294,902
Chesapeake Energy Corp.	3,334,855	294,168
New Fortress Energy, Inc., Class A	4,520,600	140,319
Antero Resources Corp.[1]	4,775,000	132,124
Diamondback Energy, Inc.	445,000	67,542
Equitrans Midstream Corp.	1,089,167	10,456
		11,297,370

10	The Growth Fund of America

Common stocks (continued)	Shares	Value (000)
Materials 2.57%
Linde PLC	3,104,010	$1,201,376
Celanese Corp.[2]	6,854,807	866,173
Freeport-McMoRan, Inc.	18,131,477	723,627
Sherwin-Williams Company	1,875,381	509,578
Vale SA (ADR), ordinary nominative shares	33,315,185	438,761
Vale SA, ordinary nominative shares	3,287,522	43,205
Corteva, Inc.	5,857,425	295,859
Steel Dynamics, Inc.	2,742,664	292,341
ATI, Inc.[1]	5,968,619	270,557
Mosaic Co.	6,941,591	269,681
Shin-Etsu Chemical Co., Ltd.	7,744,500	247,992
Glencore PLC	38,138,645	203,619
Sika AG	525,955	149,091
Olin Corp.	2,355,741	136,680
Summit Materials, Inc., Class A	3,464,653	129,613
Albemarle Corp.	621,676	123,533
Lundin Mining Corp.	14,157,757	109,809
First Quantum Minerals, Ltd.	1,688,039	45,349
		6,056,844

Consumer staples 2.44%
Philip Morris International, Inc.	12,506,670	1,201,391
Costco Wholesale Corp.	1,299,823	713,967
Dollar Tree Stores, Inc.[1]	4,911,638	600,988
Dollar General Corp.	3,506,887	485,704
British American Tobacco PLC	11,564,427	384,192
Target Corp.	2,585,000	327,132
Keurig Dr Pepper, Inc.	8,798,285	296,062
Constellation Brands, Inc., Class A	1,027,193	267,645
Altria Group, Inc.	5,431,891	240,198
Performance Food Group Co.[1]	3,856,520	239,606
L’Oréal SA, non-registered shares	463,413	203,915
Monster Beverage Corp.[1]	3,202,800	183,873
Molson Coors Beverage Company, Class B, restricted voting shares	2,574,742	163,470
Estée Lauder Companies, Inc., Class A	957,141	153,650
Fever-Tree Drinks PLC[2]	7,436,086	123,685
Archer Daniels Midland Company	1,133,240	89,866
Celsius Holdings, Inc.[1]	312,743	61,310
JUUL Labs, Inc., Class A1,4,5	433,213	4,804
		5,741,458

Utilities 0.52%
PG&E Corp.[1]	38,172,146	622,206
Constellation Energy Corp.	3,105,902	323,511
AES Corp.	12,261,421	219,847
Edison International	670,767	46,182
		1,211,746

Real estate 0.23%
Zillow Group, Inc., Class C, nonvoting shares[1]	4,710,991	245,725
Equinix, Inc. REIT	210,963	164,842
SBA Communications Corp. REIT, Class A	216,274	48,560
American Tower Corp. REIT	267,183	48,446
Crown Castle, Inc. REIT	381,000	38,291
		545,864

Total common stocks (cost: $113,100,908,000)		222,149,503

Preferred securities 0.38%
Consumer discretionary 0.17%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	1,458,138	161,038
GM Cruise Holdings, LLC, Series F, preferred shares[1,4,5]	5,205,500	115,562
Waymo, LLC, Series A-2, 8.00% noncumulative preferred shares[1,4,5]	1,164,589	101,296
Waymo, LLC, Series B-2, noncumulative preferred shares[1,4,5]	163,537	14,225
		392,121

The Growth Fund of America	11

Preferred securities (continued)	Shares		Value (000)
Financials 0.10%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1,3]		45,798,088	$105,336
Fannie Mae, Series T, 8.25% noncumulative preferred shares[1]		6,954,484	16,204
Fannie Mae, Series O, 7.00% noncumulative preferred shares[1]		1,739,366	6,818
Fannie Mae, Series R, 7.625% noncumulative preferred shares[1]		837,675	1,667
Fannie Mae, Series P, (3-month USD-LIBOR + 0.75%) 6.288% noncumulative preferred shares[1,6,7]		190,000	389
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1,3]		51,381,107	113,039
Federal Home Loan Mortgage Corp., Series X, 6.02% noncumulative preferred shares[1]		239,000	473
Federal Home Loan Mortgage Corp., Series V, 5.57% preferred shares[1]		212,500	442
			244,368

Information technology 0.10%
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,4,5]		7,098,300	150,626
Stripe, Inc., Series BB-1, 6.00% noncumulative preferred shares[1,4,5]		604,130	12,820
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,4,5]		376,444	7,988
Stripe, Inc., Series BB, 6.00% noncumulative preferred shares[1,4,5]		214,287	4,547
Chime Financial, Inc., Series G, preferred shares[1,4,5]		1,433,730	22,381
Tipalti Solutions, Ltd., Series F, preferred shares[1,4,5]		3,800,381	22,232
PsiQuantum Corp., Series D, preferred shares[1,4,5]		613,889	19,012
			239,606

Industrials 0.01%
ABL Space Systems Co., Series B2, preferred shares[1,4,5]		576,000	18,392
Einride AB, Series C, preferred shares[1,4,5]		214,305	7,286
			25,678

Total preferred securities (cost: $1,255,565,000)			901,773

Rights & warrants 0.01%
Energy 0.01%
Cenovus Energy, Inc., warrants, expire 1/1/2026[1]		1,056,329	15,948

Information technology 0.00%
Constellation Software, Inc., rights, expire 9/29/2023[1]		180,549	100
Constellation Software, Inc., warrants, expire 3/31/2040[1,4]		180,549	—	[8]

Total rights & warrants (cost: $3,657,000)			16,048

Convertible stocks 0.02%
Financials 0.02%
KKR & Co., Inc., Class C, convertible preferred shares, 6.00% 9/15/2023		624,711	45,741

Total convertible stocks (cost: $38,526,000)			45,741

Convertible bonds & notes 0.02%	Principal amount (000)
Consumer discretionary 0.02%
Rivian Automotive, Inc., convertible notes, 4.625% 3/15/2029[9]	USD	40,000	55,460

Total convertible bonds & notes (cost: $40,000,000)			55,460

Short-term securities 5.18%		Shares
Money market investments 5.14%
Capital Group Central Cash Fund 5.39%[2,10]		120,777,099	12,077,710

12	The Growth Fund of America

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.04%
Capital Group Central Cash Fund 5.39%[2,10,11]	619,867	$61,987
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.25%[10,11]	34,137,262	34,137
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.23%[10,11]	140,602	141
		96,265

Total short-term securities (cost: $12,172,041,000)		12,173,975
Total investment securities 100.01% (cost: $126,610,697,000)		235,342,500
Other assets less liabilities (0.01)%		(16,465)

Net assets 100.00%		$235,326,035

Investments in affiliates2

	Value of affiliates at 9/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 8/31/2023 (000)	Dividend or interest income (000)
Common stocks 6.08%
Information technology 0.18%
Wolfspeed, Inc.[1]	$665,758	$288,293	$62,654	$(3,623)	$(465,123)	$422,651	$—
MongoDB, Inc., Class A1,12	1,602,235	49,784	585,873	35,614	(421,012)	—	—
						422,651
Consumer discretionary 1.74%
Royal Caribbean Cruises, Ltd.[1]	364,007	593,868	34,902	4,287	1,096,947	2,024,207	—
Caesars Entertainment, Inc.[1]	731,375	141,462	773	135	227,192	1,099,391	—
Floor & Decor Holdings, Inc., Class A1	457,895	—	25,586	1,598	98,264	532,171	—
Polaris, Inc.	437,326	—	411	56	(4,609)	432,362	9,990
Mattel, Inc.[1,12]	513,000	58,404	181,737	(26,878)	(1,882)	—	—
D.R. Horton, Inc.[12]	1,100,035	389,710	905,601	368,400	439,864	—	16,818
NVR, Inc.[1,12]	751,119	61,057	399,749	85,333	295,121	—	—
						4,088,131
Health care 0.93%
Alnylam Pharmaceuticals, Inc.[1]	1,254,316	385,514	9,741	(950)	(69,013)	1,560,126	—
Karuna Therapeutics, Inc.[1]	208,398	290,415	192	112	(41,752)	456,981	—
NovoCure, Ltd.[1]	571,177	73,976	39,520	(63,310)	(382,053)	160,270	—
Seagen, Inc.[1,12]	1,054,082	492,987	1,501,013	731,570	(189,104)	—	—
Oak Street Health, Inc.[13]	215,675	91,011	480,310	133,724	39,900	—	—
Teva Pharmaceutical Industries, Ltd. (ADR)[13]	531,464	—	490,399	(101,994)	60,929	—	—
						2,177,377
Industrials 2.52%
Carrier Global Corp.	2,102,542	128,344	255,343	(45,974)	979,835	2,909,404	36,054
TransDigm Group, Inc.[1]	1,418,504	340,836	1,379	1,204	780,719	2,539,884	—
Chart Industries, Inc.[1]	420,355	74,829	410	144	(17,482)	477,436	—
Old Dominion Freight Line, Inc.[12]	1,519,417	291,568	824,168	148,371	563,626	—	7,267
						5,926,724
Financials 0.12%
Essent Group, Ltd.	218,751	—	209	—	55,910	274,452	5,356
Energy 0.17%
Weatherford International[1]	128,248	—	132	44	274,891	403,051	—
Materials 0.37%
Celanese Corp.	—	787,428	—	—	78,745	866,173	3,403

The Growth Fund of America	13

Investments in affiliates2 (continued)

	Value of affiliates at 9/1/2022 (000)	Additions (000)	Reductions (000)		Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 8/31/2023 (000)	Dividend or interest income (000)
Consumer staples 0.05%
Fever-Tree Drinks PLC	$78,906	$—	$74		$(45)	$44,898	$123,685	$1,444
Total common stocks							14,282,244
Convertible bonds & notes 0.00%
Consumer discretionary 0.00%
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 6/15/2023[13]	15,513	—	16,667		961	193	—	636
Short-term securities 5.16%
Money market investments 5.14%
Capital Group Central Cash Fund 5.39%[10]	14,830,410	24,317,712	27,072,865		(461)	2,914	12,077,710	598,734
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 5.39%[10,11]	231,424		169,437	[14]			61,987	—	[15]
Total short-term securities							12,139,697
Total 11.24%					$1,268,318	$3,447,918	$26,421,941	$679,702

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,4]	3/15/2023	$142,918	$150,626	.06%
Stripe, Inc., Class B1,4	5/6/2021 - 8/24/2023	45,738	24,487	.01
Stripe, Inc., Series BB-1, 6.00% noncumulative preferred shares[1,4]	8/24/2023	13,012	12,820	.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,4]	3/15/2021	15,105	7,988	.00	[16]
Stripe, Inc., Series BB, 6.00% noncumulative preferred shares[1,4]	8/24/2023	4,615	4,547	.00	[16]
GM Cruise Holdings, LLC, Series F, preferred shares[1,4]	5/7/2020	95,000	115,562	.05
Waymo, LLC, Series A-2, 8.00% noncumulative preferred shares[1,4]	5/1/2020	100,000	101,296	.04
Waymo, LLC, Series B-2, noncumulative preferred shares[1,4]	6/11/2021	15,000	14,225	.01
Verily Life Sciences, LLC[1,4]	12/21/2018	83,000	101,444	.04
Epic Games, Inc.[1,4]	3/29/2021	74,560	41,260	.02
Chime Financial, Inc., Series G, preferred shares[1,4]	8/24/2021	99,027	22,381	.01
Tipalti Solutions, Ltd., Series F, preferred shares[1,4]	12/1/2021	65,064	22,232	.01
PsiQuantum Corp., Series D, preferred shares[1,4]	5/28/2021	16,100	19,012	.01
ABL Space Systems Co., Series B2, preferred shares[1,4]	10/22/2021	39,166	18,392	.01
Einride AB1,4	2/1/2023	9,092	9,075	.01
Einride AB, Series C, preferred shares[1,4]	11/23/2022	7,286	7,286	.00	[16]
JUUL Labs, Inc., Class A1,4	4/8/2019	120,000	4,804	.00	[16]
Total		$944,683	$677,437	.29%

14	The Growth Fund of America

[1]	Security did not produce income during the last 12 months.
[2]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[3]	All or a portion of this security was on loan. The total value of all such securities was $157,635,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $677,437,000, which represented .29% of the net assets of the fund.
[6]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Amount less than one thousand.
[9]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $55,460,000, which represented .02% of the net assets of the fund.
[10]	Rate represents the seven-day yield at 8/31/2023.
[11]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[12]	Affiliated issuer during the reporting period but no longer an affiliate at 8/31/2023. Refer to the investment portfolio for the security value at 8/31/2023.
[13]	Affiliated issuer during the reporting period but no longer held at 8/31/2023.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[16]	Amount less than .01%.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

The Growth Fund of America	15

Financial statements

Statement of assets and liabilities at August 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $157,635 of investment securities on loan):
Unaffiliated issuers (cost: $104,614,092)	$208,920,559
Affiliated issuers (cost: $21,996,605)	26,421,941		$235,342,500
Cash			298
Cash denominated in currencies other than U.S. dollars (cost: $2)			2
Cash collateral received for securities on loan			10,696
Receivables for:
Sales of investments	646,143
Sales of fund’s shares	120,660
Dividends and interest	205,207
Securities lending income	2
Other	—	*	972,012
			236,325,508
Liabilities:
Collateral for securities on loan			106,961
Payables for:
Purchases of investments	508,740
Repurchases of fund’s shares	273,732
Investment advisory services	51,345
Services provided by related parties	46,412
Trustees’ deferred compensation	6,482
Other	5,801		892,512
Net assets at August 31, 2023			$235,326,035

Net assets consist of:
Capital paid in on shares of beneficial interest			$111,496,079
Total distributable earnings			123,829,956
Net assets at August 31, 2023			$235,326,035

*	Amount less than one thousand.

Refer to the notes to financial statements.

16	The Growth Fund of America

Financial statements (continued)

Statement of assets and liabilities at August 31, 2023 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,795,278 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$116,384,571	1,868,065		$62.30
Class C	3,304,827	60,522		54.60
Class T	14	—	*	62.31
Class F-1	5,565,856	90,085		61.78
Class F-2	31,087,963	500,075		62.17
Class F-3	10,820,067	173,381		62.41
Class 529-A	11,696,725	190,618		61.36
Class 529-C	324,801	5,938		54.70
Class 529-E	335,668	5,564		60.33
Class 529-T	21	—	*	62.29
Class 529-F-1	12	—	*	61.23
Class 529-F-2	939,744	15,090		62.28
Class 529-F-3	36	1		62.21
Class R-1	280,330	5,029		55.74
Class R-2	1,944,852	34,400		56.54
Class R-2E	214,678	3,575		60.05
Class R-3	4,313,943	71,377		60.44
Class R-4	4,351,050	70,644		61.59
Class R-5E	1,170,832	19,000		61.62
Class R-5	2,405,942	38,579		62.36
Class R-6	40,184,103	643,335		62.46

*	Amount less than one thousand.

Refer to the notes to financial statements.

The Growth Fund of America	17

Financial statements (continued)

Statement of operations for the year ended August 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $43,526; also includes $679,066 from affiliates)	$2,627,692
Interest (includes $636 from affiliates)	9,817
Securities lending income (net of fees)	4,480	$2,641,989
Fees and expenses*:
Investment advisory services	558,812
Distribution services	371,992
Transfer agent services	165,669
Administrative services	63,839
529 plan services	7,247
Reports to shareholders	4,454
Registration statement and prospectus	1,985
Trustees’ compensation	1,682
Auditing and legal	317
Custodian	2,268
Other	288	1,178,553
Net investment income		1,463,436

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments (net of non-U.S. taxes of $1,217):
Unaffiliated issuers	14,192,501
Affiliated issuers	1,268,318
In-kind redemptions	128,655
Currency transactions	2,772	15,592,246
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $3,453):
Unaffiliated issuers	15,277,217
Affiliated issuers	3,447,918
Currency translations	650	18,725,785
Net realized gain and unrealized appreciation		34,318,031

Net increase in net assets resulting from operations		$35,781,467

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31,
	2023	2022
Operations:
Net investment income	$1,463,436	$735,769
Net realized gain	15,592,246	10,204,256
Net unrealized appreciation (depreciation)	18,725,785	(78,145,058)
Net increase (decrease) in net assets resulting from operations	35,781,467	(67,205,033)

Distributions paid to shareholders	(7,845,242)	(22,497,477)

Net capital share transactions	(5,638,235)	12,808,331

Total increase (decrease) in net assets	22,297,990	(76,894,179)

Net assets:
Beginning of year	213,028,045	289,922,224
End of year	$235,326,035	$213,028,045

Refer to the notes to financial statements.

18	The Growth Fund of America

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

The Growth Fund of America	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

20	The Growth Fund of America

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$53,039,859	$—	$24,487		$53,064,346
Consumer discretionary	41,916,545	—	—		41,916,545
Health care	29,843,989	—	101,444		29,945,433
Industrials	26,655,230	—	9,075		26,664,305
Communication services	26,247,231	—	41,260		26,288,491
Financials	19,417,101	—	—		19,417,101
Energy	11,297,370	—	—		11,297,370
Materials	6,056,844	—	—		6,056,844
Consumer staples	5,736,654	—	4,804		5,741,458
Utilities	1,211,746	—	—		1,211,746
Real estate	545,864	—	—		545,864
Preferred securities	405,406	—	496,367		901,773
Rights & warrants	16,048	—	—	*	16,048
Convertible stocks	45,741	—	—		45,741
Convertible bonds & notes	—	55,460	—		55,460
Short-term securities	12,173,975	—	—		12,173,975
Total	$234,609,603	$55,460	$677,437		$235,342,500

*	Amount less than one thousand.
The Growth Fund of America	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

22	The Growth Fund of America

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of August 31, 2023, the total value of securities on loan was $157,635,000, and the total value of collateral received was $162,879,000. Collateral received includes cash of $106,961,000 and U.S. government securities of $55,918,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended August 31, 2023, the fund recognized $1,843,000 in reclaims (net of $380,000 in fees and the effect of realized gain or loss from currency translations) related to European court rulings, which is included in dividend income in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The Growth Fund of America	23

During the year ended August 31, 2023, the fund reclassified $1,049,891,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,263,997
Undistributed long-term capital gains	16,032,373
Post-October capital loss deferral*	(1,946,830)
Gross unrealized appreciation on investments	112,936,329
Gross unrealized depreciation on investments	(4,445,923)
Net unrealized appreciation on investments	108,490,406
Cost of investments	126,852,094

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2023						Year ended August 31, 2022
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$307,380		$3,429,760		$3,737,140		$117,403		$10,926,184	$11,043,587
Class C	2		117,785		117,787		—		402,119	402,119
Class T	—	†	—	†	—	†	—	†	1	1
Class F-1	12,410		173,346		185,756		—		584,336	584,336
Class F-2	143,132		909,282		1,052,414		104,867		2,871,495	2,976,362
Class F-3	61,984		318,394		380,378		44,237		893,053	937,290
Class 529-A	29,180		354,906		384,086		7,149		1,116,228	1,123,377
Class 529-C	—	†	12,044		12,044		—		44,516	44,516
Class 529-E	59		10,547		10,606		—		34,628	34,628
Class 529-T	—	†	1		1		—	†	2	2
Class 529-F-1	—	†	—	†	—	†	—	†	1	1
Class 529-F-2	4,285		26,021		30,306		2,551		73,501	76,052
Class 529-F-3	—	†	1		1		—	†	2	2
Class R-1	—		9,831		9,831		—		32,247	32,247
Class R-2	—		64,186		64,186		—		213,900	213,900
Class R-2E	—		6,495		6,495		—		20,959	20,959
Class R-3	—		137,213		137,213		—		470,734	470,734
Class R-4	12,048		165,279		177,327		1,862		585,697	587,559
Class R-5E	4,958		34,260		39,218		3,590		105,116	108,706
Class R-5	8,080		46,013		54,093		6,838		164,562	171,400
Class R-6	235,139		1,211,221		1,446,360		172,699		3,497,000	3,669,699
Total	$818,657		$7,026,585		$7,845,242		$461,196		$22,036,281	$22,497,477

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.229% on such assets in excess of $269 billion. On September 13, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective December 1, 2022, decreasing the annual rate to 0.227% and 0.225% on daily net assets in excess of $305 billion and $341 billion, respectively. For the year ended August 31, 2023, the investment advisory services fees were $558,812,000, which were equivalent to an annualized rate of 0.263% of average daily net assets.

24	The Growth Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended August 31, 2023, the 529 plan services fees were $7,247,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

The Growth Fund of America	25

For the year ended August 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$251,390	$ 96,201		$31,346		Not applicable
Class C	30,672	2,852		931		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	12,332	6,541		1,550		Not applicable
Class F-2	Not applicable	29,995		8,372		Not applicable
Class F-3	Not applicable	124		2,916		Not applicable
Class 529-A	23,968	8,897		3,192		$6,384
Class 529-C	3,167	268		95		190
Class 529-E	1,545	156		93		185
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	219		244		488
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	2,615	248		79		Not applicable
Class R-2	13,281	6,122		531		Not applicable
Class R-2E	1,154	388		58		Not applicable
Class R-3	19,815	5,983		1,199		Not applicable
Class R-4	12,053	4,952		1,451		Not applicable
Class R-5E	Not applicable	1,564		312		Not applicable
Class R-5	Not applicable	691		436		Not applicable
Class R-6	Not applicable	468		11,034		Not applicable
Total class-specific expenses	$371,992	$165,669		$63,839		$7,247

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,682,000 in the fund’s statement of operations reflects $910,000 in current fees (either paid in cash or deferred) and a net increase of $772,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,555,295,000 and $2,328,668,000, respectively, which generated $281,214,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2023.

26	The Growth Fund of America

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2023

Class A	$5,725,386	103,577	$3,678,194		73,549		$(11,399,414)	(208,515)	$(1,995,834)	(31,389)
Class C	395,297	8,137	117,298		2,662		(821,682)	(17,004)	(309,087)	(6,205)
Class T	—	—	—		—		—	—	—	—
Class F-1	153,056	2,807	183,315		3,695		(760,638)	(13,965)	(424,267)	(7,463)
Class F-2	4,403,320	80,038	1,021,834		20,506		(6,522,635)	(119,804)	(1,097,481)	(19,260)
Class F-3	2,538,667	46,796	373,087		7,464		(2,360,222)	(42,461)	551,532	11,799
Class 529-A	882,036	16,166	383,966		7,793		(1,521,961)	(27,595)	(255,959)	(3,636)
Class 529-C	61,040	1,257	12,037		273		(124,227)	(2,543)	(51,150)	(1,013)
Class 529-E	27,482	509	10,604		219		(53,189)	(981)	(15,103)	(253)
Class 529-T	—	—	1		—	†	—	—	1	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	153,664	2,779	30,299		607		(129,292)	(2,326)	54,671	1,060
Class 529-F-3	—	—	1		—	†	—	—	1	— †
Class R-1	32,457	655	9,819		218		(63,237)	(1,264)	(20,961)	(391)
Class R-2	304,034	6,049	64,127		1,405		(443,328)	(8,868)	(75,167)	(1,414)
Class R-2E	31,358	594	6,493		134		(38,209)	(717)	(358)	11
Class R-3	529,977	9,848	136,794		2,813		(976,948)	(18,252)	(310,177)	(5,591)
Class R-4	448,671	8,189	177,216		3,584		(1,983,581)	(34,628)	(1,357,694)	(22,855)
Class R-5E	201,997	3,748	39,212		794		(207,623)	(3,811)	33,586	731
Class R-5	1,081,748	17,761	53,737		1,076		(365,230)	(6,659)	770,255	12,178
Class R-6	3,706,018	68,610	1,440,755		28,798		(6,281,816)	(112,663)	(1,135,043)	(15,255)
Total net increase (decrease)	$20,676,208	377,520	$7,738,789		155,590		$(34,053,232)	(622,056)	$(5,638,235)	(88,946)

Refer to the end of the table for footnotes.

The Growth Fund of America	27

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2022

Class A	$7,931,916	119,722	$10,873,579	151,675		$(13,791,528)	(208,423)	$5,013,967	62,974
Class C	558,949	9,396	400,408	6,281		(1,042,813)	(17,774)	(83,456)	(2,097)
Class T	—	—	—	—		—	—	—	—
Class F-1	294,307	4,518	577,145	8,116		(961,859)	(14,675)	(90,407)	(2,041)
Class F-2	6,462,785	99,632	2,887,906	40,419		(6,492,079)	(99,208)	2,858,612	40,843
Class F-3	2,242,510	34,125	917,116	12,795		(2,113,197)	(32,395)	1,046,429	14,525
Class 529-A	1,099,601	16,704	1,123,163	15,893		(1,652,825)	(25,504)	569,939	7,093
Class 529-C	76,381	1,279	44,506	696		(176,890)	(2,959)	(56,003)	(984)
Class 529-E	31,790	491	34,622	497		(67,091)	(1,032)	(679)	(44)
Class 529-T	—	—	2	—	†	—	—	2	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	192,971	2,872	76,051	1,063		(119,065)	(1,793)	149,957	2,142
Class 529-F-3	5	1	3	—	†	—	—	8	1
Class R-1	36,889	631	32,161	494		(79,389)	(1,304)	(10,339)	(179)
Class R-2	374,844	6,165	213,765	3,242		(640,689)	(10,337)	(52,080)	(930)
Class R-2E	48,203	754	20,959	301		(87,466)	(1,304)	(18,304)	(249)
Class R-3	629,419	9,779	469,220	6,724		(1,374,003)	(21,011)	(275,364)	(4,508)
Class R-4	680,931	10,203	587,218	8,283		(1,726,459)	(26,532)	(458,310)	(8,046)
Class R-5E	255,735	3,884	108,703	1,534		(292,506)	(4,359)	71,932	1,059
Class R-5	193,049	2,954	170,439	2,379		(571,803)	(8,515)	(208,315)	(3,182)
Class R-6	6,934,436	107,058	3,656,418	50,967		(6,240,113)	(93,876)	4,350,741	64,149
Total net increase (decrease)	$28,044,721	430,168	$22,193,385	311,359		$(37,429,775)	(571,001)	$12,808,331	170,526

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $62,328,934,000 and $71,603,044,000, respectively, during the year ended August 31, 2023.

28	The Growth Fund of America

Financial highlights

		(Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2023	$55.10	$.34	$8.87	$9.21	$(.17)	$(1.84)	$(2.01)	$62.30	17.60%	$116,384		.63%		.63%		.61%
8/31/2022	78.42	.15	(17.40)	(17.25)	(.06)	(6.01)	(6.07)	55.10	(23.78)	104,664		.60		.60		.23
8/31/2021	63.18	.05	18.10	18.15	(.17)	(2.74)	(2.91)	78.42	29.49	144,012		.61		.61		.07
8/31/2020	49.39	.22	17.23	17.45	(.38)	(3.28)	(3.66)	63.18	37.07	114,585		.64		.64		.42
8/31/2019	56.31	.30	(2.09)	(1.79)	(.31)	(4.82)	(5.13)	49.39	(1.31)	87,316		.63		.63		.61
Class C:
8/31/2023	48.73	(.07)	7.78	7.71	— [5]	(1.84)	(1.84)	54.60	16.72	3,305		1.38		1.38		(.14)
8/31/2022	70.50	(.32)	(15.44)	(15.76)	—	(6.01)	(6.01)	48.73	(24.36)	3,252		1.36		1.36		(.53)
8/31/2021	57.32	(.42)	16.34	15.92	—	(2.74)	(2.74)	70.50	28.54	4,852		1.35		1.35		(.68)
8/31/2020	45.09	(.14)	15.65	15.51	— [5]	(3.28)	(3.28)	57.32	36.07	4,153		1.38		1.38		(.30)
8/31/2019	51.96	(.08)	(1.97)	(2.05)	—	(4.82)	(4.82)	45.09	(2.09)	4,134		1.41		1.41		(.17)
Class T:
8/31/2023	55.13	.49	8.85	9.34	(.32)	(1.84)	(2.16)	62.31	17.92 [6]	—	[7]	.36	[6]	.36	[6]	.88 [6]
8/31/2022	78.44	.31	(17.38)	(17.07)	(.23)	(6.01)	(6.24)	55.13	(23.58)[6]	—	[7]	.36	[6]	.36	[6]	.47 [6]
8/31/2021	63.19	.20	18.10	18.30	(.31)	(2.74)	(3.05)	78.44	29.76 [6]	—	[7]	.38	[6]	.38	[6]	.29 [6]
8/31/2020	49.39	.34	17.24	17.58	(.50)	(3.28)	(3.78)	63.19	37.40 [6]	—	[7]	.40	[6]	.40	[6]	.66 [6]
8/31/2019	56.34	.41	(2.12)	(1.71)	(.42)	(4.82)	(5.24)	49.39	(1.11)[6]	—	[7]	.41	[6]	.41	[6]	.83 [6]
Class F-1:
8/31/2023	54.64	.32	8.79	9.11	(.13)	(1.84)	(1.97)	61.78	17.57	5,566		.66		.66		.58
8/31/2022	77.79	.11	(17.25)	(17.14)	—	(6.01)	(6.01)	54.64	(23.82)	5,330		.66		.66		.16
8/31/2021	62.70	.01	17.95	17.96	(.13)	(2.74)	(2.87)	77.79	29.40	7,747		.66		.66		.02
8/31/2020	49.02	.20	17.11	17.31	(.35)	(3.28)	(3.63)	62.70	37.05	8,196		.67		.67		.40
8/31/2019	55.92	.27	(2.09)	(1.82)	(.26)	(4.82)	(5.08)	49.02	(1.40)	7,539		.69		.69		.54
Class F-2:
8/31/2023	55.00	.46	8.84	9.30	(.29)	(1.84)	(2.13)	62.17	17.87	31,088		.41		.41		.84
8/31/2022	78.29	.29	(17.35)	(17.06)	(.22)	(6.01)	(6.23)	55.00	(23.62)	28,563		.40		.40		.43
8/31/2021	63.07	.19	18.07	18.26	(.30)	(2.74)	(3.04)	78.29	29.76	37,459		.40		.40		.28
8/31/2020	49.30	.34	17.20	17.54	(.49)	(3.28)	(3.77)	63.07	37.38	28,682		.41		.41		.65
8/31/2019	56.25	.40	(2.11)	(1.71)	(.42)	(4.82)	(5.24)	49.30	(1.10)	22,265		.42		.42		.81
Class F-3:
8/31/2023	55.22	.52	8.87	9.39	(.36)	(1.84)	(2.20)	62.41	17.99	10,820		.30		.30		.94
8/31/2022	78.57	.36	(17.40)	(17.04)	(.30)	(6.01)	(6.31)	55.22	(23.53)	8,922		.29		.29		.54
8/31/2021	63.28	.26	18.13	18.39	(.36)	(2.74)	(3.10)	78.57	29.88	11,555		.30		.30		.38
8/31/2020	49.45	.39	17.26	17.65	(.54)	(3.28)	(3.82)	63.28	37.53	8,120		.31		.31		.75
8/31/2019	56.41	.46	(2.13)	(1.67)	(.47)	(4.82)	(5.29)	49.45	(1.01)	5,796		.32		.32		.92
Class 529-A:
8/31/2023	54.31	.31	8.73	9.04	(.15)	(1.84)	(1.99)	61.36	17.55	11,697		.67		.67		.58
8/31/2022	77.37	.13	(17.14)	(17.01)	(.04)	(6.01)	(6.05)	54.31	(23.79)	10,549		.64		.64		.20
8/31/2021	62.38	.02	17.87	17.89	(.16)	(2.74)	(2.90)	77.37	29.45	14,481		.64		.64		.03
8/31/2020	48.80	.20	17.01	17.21	(.35)	(3.28)	(3.63)	62.38	37.01	11,695		.68		.68		.38
8/31/2019	55.70	.26	(2.07)	(1.81)	(.27)	(4.82)	(5.09)	48.80	(1.38)	8,569		.70		.70		.54

Refer to the end of the table for footnotes.

The Growth Fund of America	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2023	$48.85	$(.10)	$7.79	$7.69	$—	$(1.84)	$(1.84)	$54.70	16.64%	$325		1.44%		1.44%		(.20)%
8/31/2022	70.68	(.35)	(15.47)	(15.82)	—	(6.01)	(6.01)	48.85	(24.39)	340		1.41		1.41		(.59)
8/31/2021	57.48	(.44)	16.38	15.94	—	(2.74)	(2.74)	70.68	28.49	561		1.38		1.38		(.71)
8/31/2020	45.23	(.15)	15.68	15.53	—	(3.28)	(3.28)	57.48	35.98	544		1.42		1.42		(.31)
8/31/2019	52.11	(.10)	(1.96)	(2.06)	—	(4.82)	(4.82)	45.23	(2.11)	989		1.45		1.45		(.21)
Class 529-E:
8/31/2023	53.41	.18	8.59	8.77	(.01)	(1.84)	(1.85)	60.33	17.26	335		.91		.91		.33
8/31/2022	76.33	(.04)	(16.87)	(16.91)	—	(6.01)	(6.01)	53.41	(23.98)	311		.88		.88		(.05)
8/31/2021	61.59	(.14)	17.64	17.50	(.02)	(2.74)	(2.76)	76.33	29.14	447		.88		.88		(.21)
8/31/2020	48.22	.08	16.80	16.88	(.23)	(3.28)	(3.51)	61.59	36.70	372		.90		.90		.16
8/31/2019	55.07	.15	(2.04)	(1.89)	(.14)	(4.82)	(4.96)	48.22	(1.60)	305		.93		.93		.30
Class 529-T:
8/31/2023	55.10	.46	8.86	9.32	(.29)	(1.84)	(2.13)	62.29	17.87 [6]	—	[7]	.41	[6]	.41	[6]	.83 [6]
8/31/2022	78.41	.28	(17.39)	(17.11)	(.19)	(6.01)	(6.20)	55.10	(23.64)[6]	—	[7]	.41	[6]	.41	[6]	.42 [6]
8/31/2021	63.17	.16	18.10	18.26	(.28)	(2.74)	(3.02)	78.41	29.71 [6]	—	[7]	.44	[6]	.44	[6]	.24 [6]
8/31/2020	49.38	.32	17.23	17.55	(.48)	(3.28)	(3.76)	63.17	37.33 [6]	—	[7]	.44	[6]	.44	[6]	.62 [6]
8/31/2019	56.32	.39	(2.12)	(1.73)	(.39)	(4.82)	(5.21)	49.38	(1.15)[6]	—	[7]	.45	[6]	.45	[6]	.79 [6]
Class 529-F-1:
8/31/2023	54.19	.42	8.71	9.13	(.25)	(1.84)	(2.09)	61.23	17.80 [6]	—	[7]	.46	[6]	.46	[6]	.77 [6]
8/31/2022	77.23	.23	(17.09)	(16.86)	(.17)	(6.01)	(6.18)	54.19	(23.68)[6]	—	[7]	.48	[6]	.48	[6]	.35 [6]
8/31/2021	62.24	.13	17.88	18.01	(.28)	(2.74)	(3.02)	77.23	29.74 [6]	—	[7]	.42	[6]	.42	[6]	.22 [6]
8/31/2020	48.69	.31	16.99	17.30	(.47)	(3.28)	(3.75)	62.24	37.35	642		.45		.45		.61
8/31/2019	55.65	.38	(2.12)	(1.74)	(.40)	(4.82)	(5.22)	48.69	(1.18)	445		.47		.47		.77
Class 529-F-2:
8/31/2023	55.10	.47	8.85	9.32	(.30)	(1.84)	(2.14)	62.28	17.88	940		.38		.38		.86
8/31/2022	78.40	.29	(17.37)	(17.08)	(.21)	(6.01)	(6.22)	55.10	(23.61)	773		.40		.40		.44
8/31/2021[8,9]	59.21	.15	22.06	22.21	(.28)	(2.74)	(3.02)	78.40	38.38 [10]	932		.43	[11]	.43	[11]	.26 [11]
Class 529-F-3:
8/31/2023	55.05	.48	8.85	9.33	(.33)	(1.84)	(2.17)	62.21	17.93	—	[7]	.36		.36		.88
8/31/2022	78.35	.32	(17.36)	(17.04)	(.25)	(6.01)	(6.26)	55.05	(23.58)	—	[7]	.35		.35		.49
8/31/2021[8,9]	59.21	.19	22.06	22.25	(.37)	(2.74)	(3.11)	78.35	38.45 [10]	—	[7]	.38	[11]	.35	[11]	.32 [11]
Class R-1:
8/31/2023	49.71	(.07)	7.94	7.87	—	(1.84)	(1.84)	55.74	16.72	280		1.38		1.38		(.14)
8/31/2022	71.80	(.33)	(15.75)	(16.08)	—	(6.01)	(6.01)	49.71	(24.36)	269		1.38		1.38		(.55)
8/31/2021	58.35	(.45)	16.64	16.19	—	(2.74)	(2.74)	71.80	28.49	402		1.38		1.38		(.70)
8/31/2020	45.86	(.16)	15.93	15.77	—	(3.28)	(3.28)	58.35	36.01	388		1.40		1.40		(.33)
8/31/2019	52.74	(.09)	(1.97)	(2.06)	—	(4.82)	(4.82)	45.86	(2.08)	359		1.42		1.42		(.19)

Refer to the end of the table for footnotes.

30	The Growth Fund of America

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
8/31/2023	$50.40	$(.08)	$8.06	$7.98	$—	$(1.84)	$(1.84)	$56.54	16.71%	$1,945	1.39%	1.39%	(.15)%
8/31/2022	72.72	(.35)	(15.96)	(16.31)	—	(6.01)	(6.01)	50.40	(24.37)	1,805	1.40	1.40	(.57)
8/31/2021	59.07	(.46)	16.85	16.39	—	(2.74)	(2.74)	72.72	28.49	2,672	1.39	1.39	(.71)
8/31/2020	46.39	(.16)	16.12	15.96	—	(3.28)	(3.28)	59.07	36.01	2,337	1.40	1.40	(.34)
8/31/2019	53.29	(.09)	(1.99)	(2.08)	—	(4.82)	(4.82)	46.39	(2.10)	1,970	1.42	1.42	(.18)
Class R-2E:
8/31/2023	53.25	.08	8.56	8.64	—	(1.84)	(1.84)	60.05	17.06	215	1.10	1.10	.14
8/31/2022	76.28	(.18)	(16.84)	(17.02)	—	(6.01)	(6.01)	53.25	(24.15)	190	1.10	1.10	(.27)
8/31/2021	61.67	(.28)	17.63	17.35	—	(2.74)	(2.74)	76.28	28.85	291	1.09	1.09	(.42)
8/31/2020	48.30	(.02)	16.83	16.81	(.16)	(3.28)	(3.44)	61.67	36.44	252	1.11	1.11	(.04)
8/31/2019	55.21	.06	(2.05)	(1.99)	(.10)	(4.82)	(4.92)	48.30	(1.81)	203	1.12	1.12	.12
Class R-3:
8/31/2023	53.51	.16	8.61	8.77	—	(1.84)	(1.84)	60.44	17.22	4,314	.94	.94	.30
8/31/2022	76.50	(.08)	(16.90)	(16.98)	—	(6.01)	(6.01)	53.51	(24.02)	4,118	.94	.94	(.12)
8/31/2021	61.75	(.18)	17.67	17.49	—	(2.74)	(2.74)	76.50	29.05	6,233	.94	.94	(.26)
8/31/2020	48.32	.06	16.84	16.90	(.19)	(3.28)	(3.47)	61.75	36.63	5,794	.95	.95	.12
8/31/2019	55.14	.13	(2.03)	(1.90)	(.10)	(4.82)	(4.92)	48.32	(1.64)	5,356	.97	.97	.26
Class R-4:
8/31/2023	54.47	.32	8.77	9.09	(.13)	(1.84)	(1.97)	61.59	17.59	4,351	.65	.65	.59
8/31/2022	77.58	.12	(17.20)	(17.08)	(.02)	(6.01)	(6.03)	54.47	(23.81)	5,093	.64	.64	.18
8/31/2021	62.53	.02	17.92	17.94	(.15)	(2.74)	(2.89)	77.58	29.44	7,878	.64	.64	.03
8/31/2020	48.89	.21	17.06	17.27	(.35)	(3.28)	(3.63)	62.53	37.06	7,403	.65	.65	.42
8/31/2019	55.79	.28	(2.09)	(1.81)	(.27)	(4.82)	(5.09)	48.89	(1.38)	6,860	.67	.67	.56
Class R-5E:
8/31/2023	54.53	.43	8.77	9.20	(.27)	(1.84)	(2.11)	61.62	17.82	1,171	.45	.45	.79
8/31/2022	77.70	.25	(17.20)	(16.95)	(.21)	(6.01)	(6.22)	54.53	(23.66)	996	.45	.45	.39
8/31/2021	62.61	.16	17.94	18.10	(.27)	(2.74)	(3.01)	77.70	29.69	1,337	.44	.44	.23
8/31/2020	48.97	.31	17.09	17.40	(.48)	(3.28)	(3.76)	62.61	37.36	990	.45	.45	.61
8/31/2019	55.97	.39	(2.14)	(1.75)	(.43)	(4.82)	(5.25)	48.97	(1.17)	732	.46	.46	.80
Class R-5:
8/31/2023	55.17	.50	8.85	9.35	(.32)	(1.84)	(2.16)	62.36	17.93	2,406	.35	.35	.90
8/31/2022	78.50	.32	(17.39)	(17.07)	(.25)	(6.01)	(6.26)	55.17	(23.58)	1,457	.34	.34	.48
8/31/2021	63.22	.23	18.12	18.35	(.33)	(2.74)	(3.07)	78.50	29.84	2,322	.34	.34	.34
8/31/2020	49.40	.37	17.24	17.61	(.51)	(3.28)	(3.79)	63.22	37.48	2,716	.35	.35	.72
8/31/2019	56.35	.43	(2.13)	(1.70)	(.43)	(4.82)	(5.25)	49.40	(1.08)	2,648	.37	.37	.86
Class R-6:
8/31/2023	55.26	.52	8.88	9.40	(.36)	(1.84)	(2.20)	62.46	17.99	40,184	.30	.30	.94
8/31/2022	78.63	.36	(17.42)	(17.06)	(.30)	(6.01)	(6.31)	55.26	(23.54)	36,396	.29	.29	.54
8/31/2021	63.32	.27	18.14	18.41	(.36)	(2.74)	(3.10)	78.63	29.90	46,741	.29	.29	.38
8/31/2020	49.48	.40	17.26	17.66	(.54)	(3.28)	(3.82)	63.32	37.53	38,573	.30	.30	.76
8/31/2019	56.44	.46	(2.13)	(1.67)	(.47)	(4.82)	(5.29)	49.48	(1.01)	32,028	.32	.32	.92

Refer to the end of the table for footnotes.

The Growth Fund of America	31

Financial highlights (continued)

	Year ended August 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[12]	31%	30%	24%	28%	36%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Amount less than $1 million.
[8]	Based on operations for a period that is less than a full year.
[9]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[10]	Not annualized.
[11]	Annualized.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

32	The Growth Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the investment portfolio, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
October 10, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

The Growth Fund of America	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2023, through August 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	The Growth Fund of America

Expense example (continued)

	Beginning account value 3/1/2023	Ending account value 8/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,169.50	$3.39	.62%
Class A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class C – actual return	1,000.00	1,165.16	7.48	1.37
Class C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class T – actual return	1,000.00	1,171.24	1.92	.35
Class T – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class F-1 – actual return	1,000.00	1,169.43	3.66	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	1,171.03	2.19	.40
Class F-2 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class F-3 – actual return	1,000.00	1,171.56	1.64	.30
Class F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 529-A – actual return	1,000.00	1,169.46	3.61	.66
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-C – actual return	1,000.00	1,164.84	7.86	1.44
Class 529-C – assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E – actual return	1,000.00	1,167.81	4.97	.91
Class 529-E – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 529-T – actual return	1,000.00	1,170.87	2.19	.40
Class 529-T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-F-1 – actual return	1,000.00	1,170.72	2.46	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-2 – actual return	1,000.00	1,171.11	2.08	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	1,171.35	1.97	.36
Class 529-F-3 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-1 – actual return	1,000.00	1,165.13	7.53	1.38
Class R-1 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 – actual return	1,000.00	1,165.29	7.53	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E – actual return	1,000.00	1,166.95	5.95	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 – actual return	1,000.00	1,167.94	5.14	.94
Class R-3 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 – actual return	1,000.00	1,169.59	3.55	.65
Class R-4 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E – actual return	1,000.00	1,170.60	2.41	.44
Class R-5E – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-5 – actual return	1,000.00	1,171.31	1.86	.34
Class R-5 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 – actual return	1,000.00	1,171.62	1.64	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Growth Fund of America	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2023:

Long-term capital gains	$7,947,559,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$118,302,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

36	The Growth Fund of America

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2023. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The Growth Fund of America	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	The Growth Fund of America

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The Growth Fund of America	39

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40	The Growth Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Cecilia V. Estolano, 1966	2022	Founder and CEO of Estolano Advisors (urban planning and public policy consultancy); CEO of Better World Group (boutique environmental advocacy consultancy)	3	None
John G. Freund, MD, 1953 Chair of the Board (Independent and Non-Executive)	2010	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 – 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 - 2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Executive Officer, Alnylam Pharmaceuticals, Inc.	3	None
Martin E. Koehler, 1957	2021	Independent management consultant	6	None
Sharon I. Meers, 1965	2017	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company)	7	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company)
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Anne-Marie Peterson, 1972 Co-President and Trustee	2016	Partner — Capital World Investors, Capital Research and Management Company	3	None
Brady L. Enright, 1967 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Refer to page 43 for footnotes.

The Growth Fund of America	41

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher D. Buchbinder, 1971 Co-President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Donald D. O’Neal, 1960 Co-President	1995	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]
Walt Burkley, 1966 Principal Executive Officer	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Julian N. Abdey, 1972 Senior Vice President	2021	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Brad Barrett, 1977 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Mark L. Casey, 1970 Senior Vice President	2016	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company [7]; Chairman of the Board, President and Director, Capital Management Services, Inc.[7]
J. Blair Frank, 1966 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Roz Hongsaranagon, 1979 Senior Vice President	2023	Partner — Capital World Investors, Capital Research and Management Company
Joanna F. Jonsson, 1963 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Carl M. Kawaja, 1964 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company
Aidan O’Connell, 1968 Senior Vice President	2023	Partner — Capital Research Global Investors, Capital Research and Management Company
Andraz Razen, 1975 Senior Vice President	2020	Partner — Capital World Investors, Capital Research Company[7]
Martin Romo, 1967 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]; Chairman, Principal Executive Officer and Director, Capital Research Company[7]; Chief Investment Officer, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Eric H. Stern, 1964 Senior Vice President	2023	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]
Alan J. Wilson, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Refer to page 43 for footnotes.

42	The Growth Fund of America

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Julie E. Lawton, 1973 Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company
Melissa Leyva, 1976 Assistant Secretary	2023	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016-2018, 2020	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The Growth Fund of America	43

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	The Growth Fund of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

1	Investment industry experience as of December 31, 2022.
2	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
3	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
4	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GFA

Registrant:

a) Audit Fees:
Audit	2022	8,000
	2023	126,000

b) Audit-Related Fees:
	2022	43,000
	2023	46,000

c) Tax Fees:
	2022	11,000
	2023	13,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,168,000
	2023	1,937,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,616,000 for fiscal year 2022 and $1,996,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: October 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: October 31, 2023

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: October 31, 2023